UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2025 (December 26, 2025)

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ	07310
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 469-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange where registered
Common Stock $.001 par value	VRSK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

Merger Agreement Termination

As previously disclosed, on July 29, 2025, Verisk Analytics, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (as amended, restated or otherwise modified from time to time, the “Merger Agreement”) by and among the Company, Lenny Merger Sub, Inc., a Delaware corporation and an indirect, wholly owned subsidiary of the Company (“Merger Sub”), ExactLogix, Inc., a Delaware corporation d/b/a AccuLynx.com (“ExactLogix”), and Richard Spanton, Jr., an individual, solely in his capacity as representative of the equityholders of ExactLogix thereunder (the “Equityholders’ Representative”), pursuant to which, among other things, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub was intended to merge with and into ExactLogix, with ExactLogix surviving as a wholly owned subsidiary of the Company (the “Merger”).

On November 21, 2025, the Company exercised its right, pursuant to Section 9.1(f) of the Merger Agreement, to extend the termination date under the Merger Agreement to December 26, 2025.

On December 26, 2025, the Company delivered a notice to ExactLogix and the Equityholders’ Representative terminating the Merger Agreement because the Merger was not consummated on or before December 26, 2025.

Subsequently, on December 26, 2025, ExactLogix notified the Company that it believes the Company’s termination of the Merger Agreement is invalid. The Company strongly disagrees with this assertion and intends to vigorously defend against any such assertions.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on July 29, 2025 and which is incorporated herein by reference.

Term Facility Termination

As previously reported on August 15, 2025 the Company entered into a Term Credit Agreement (the “Term Credit Agreement”), among the Company, the lenders party thereto and Bank of America N.A., as administrative agent. The Term Credit Agreement provided for a senior unsecured three-year delayed draw term loan facility in an aggregate principal amount of $750,000,000 (the “Term Facility”).

Pursuant to Section 2.06 of the Term Credit Agreement, the Term Facility automatically terminated on December 26, 2025.

Item 7.01.	Regulation FD.

On December 29, 2025, the Company issued a press release announcing the termination of the Merger Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing.

Item 8.01.	Other Events.

On December 29, 2025, the Company notified Computershare Trust Company, N.A. as successor to Wells Fargo Bank, N.A., as Trustee, that, in connection with the termination of the Merger Agreement, it will redeem, (1) $750,000,000 in aggregate principal amount of its 4.500% Senior Notes due 2030 (the “2030 Notes”) in full at the special mandatory redemption price, equal to 101% of the principal amount plus accrued and unpaid interest to the redemption date and (2) $750,000,000 in aggregate principal amount of its 5.125% Senior Notes due 2036 (the “2036 Notes,” together with the 2030 Notes, the “Notes”) in full at the special mandatory redemption price, equal to 101% of the principal amount plus accrued and unpaid interest to the redemption date. The Company expects that the special mandatory redemption date for the Notes will be January 6, 2026. This Current Report on Form 8-K is not a notice of redemption for the Notes.

Forward-Looking Statements

This Current Report on 8-K contains forward-looking statements. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. This includes, but is not limited to, statements regarding expectations of meeting long-term growth targets. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “target,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements, because they involve known and unknown risks, uncertainties, and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance. Other factors that could materially affect actual results, levels of activity, performance, or achievements can be found in our quarterly reports on Form 10-Q, annual reports on Form 10-K, and current reports on Form 8-K filed with the SEC. If any of these risks or uncertainties materialize or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement in this Current Report on 8-K reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release, dated December 29, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

By:	/s/ Kathy Card Beckles
Name: Kathy Card Beckles
Title: Executive Vice President and Chief Legal Officer

Date: December 29, 2025